Report Name - 10F-3

Fund - Salomon Brothers Global High Income Fund Inc.

                                Period : 11/01/04 through 04/30/05


                                    ID : 78
                           Issuer Name : Chesapeak Energy Corp (due 2015)
                            Trade Date : 12/01/04
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 1,350,000.00
                        Purchase Price : 99.05
                    % Received by Fund : 0.225%
                        % of Issue (1) : 2.007%
        Other Participant Accounts (2) :      10,690,000.00
                      Issue Amount (2) :     600,000,000.00
          Total Received All Funds (2) :      12,040,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Chesapeak Energy Corp (due 2015)
                            Trade Date : 12/01/04
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                                         Lehman Brothers
                                         UBS
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         BNP Paribas
                                         Citigroup
                                         Comerica Bank
                                         Morgan Stanley
                                         Raymond James & Associates Inc
                                         RBC Capital Markets
                                         Suntrust Bank
                                         TD Waterhouse Investor
                                            Services Inc.
                         Selling Group : N/A


                                    ID : 264
                           Issuer Name : Las Vegas Sands Corp (due 2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 975,000.00
                        Purchase Price : 99.09
                    % Received by Fund : 0.390%
                        % of Issue (1) : 16.000%
        Other Participant Accounts (2) :      39,025,000.00
                      Issue Amount (2) :     250,000,000.00
          Total Received All Funds (2) :      40,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Las Vegas Sands Corp (due 2015)
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                         Co-Manager(s) : Citigroup
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Merrill Lynch & Co
                                         Scotia Capital Inc
                                         UBS
                         Selling Group : N/A


                                    ID : 268
                           Issuer Name : Tribal Gaming (Mohegan) (due 2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 625,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.417%
                        % of Issue (1) : 13.333%
        Other Participant Accounts (2) :      19,375,000.00
                      Issue Amount (2) :     150,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Tribal Gaming (Mohegan) (due 2015)
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         SG Corporate & Investment Banking
                         Co-Manager(s) : Calyon Securities USA Inc
                                         Commerzbank AG
                                         Key Capital Markets Inc
                                         RBS Greenwich Capital
                                         Wells Fargo Securities
                         Selling Group : N/A


                                    ID : 340
                           Issuer Name : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 300,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.079%
                        % of Issue (1) : 3.684%
        Other Participant Accounts (2) :      13,700,000.00
                      Issue Amount (2) :     380,000,000.00
          Total Received All Funds (2) :      14,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Goldman Sachs & Co
                                         JP Morgan
                                         Scotia Capital Inc
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
                         Selling Group : N/A


                                    ID : 400
                           Issuer Name : Chesapeake Energy Corp. (due 2016)
                            Trade Date : 04/13/05
                        Selling Dealer : Lehman Brothers
                Total Shares Purchased : 125,000.00
                        Purchase Price : 99.07
                    % Received by Fund : 0.021%
                        % of Issue (1) : 3.333%
        Other Participant Accounts (2) :      19,875,000.00
                      Issue Amount (2) :     600,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Chesapeake Energy Corp. Pfd Stk
                            Trade Date : 04/13/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
                                         Lehman Brothers
                                         Morgan Stanley
                         Co-Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Edward D Jones & Co
                                         RBC Capital Markets
                                         UBS
                                         Harris Williams & Co
                                         JR Williston & Beane
                                         Pritchard Capital Partners
                                         Simmons & Co
                                         Sterne Agee & Leach Inc
                         Selling Group : N/A


                                    ID : 515
                           Issuer Name : HCA Inc (due 01/15/15)
                            Trade Date : 11/16/04
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 400,000.00
                        Purchase Price : 99.67
                    % Received by Fund : 0.053%
                        % of Issue (1) : 2.667%
        Other Participant Accounts (2) :      19,600,000.00
                      Issue Amount (2) :     750,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : HCA Inc (due 01/15/15)
                            Trade Date : 11/16/04
                 Joint/Lead Manager(s) : JP Morgan Securities
                                         Merrill Lynch & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Citigroup Global Markets Inc.
                                         Deutsche Bank Securities Inc.
                                         Mizuho International plc
                                         Wachovia Capital Markets, LLC
                                         Scotia Capital (USA) Inc.
                                         SunTrust Capital Markets, Inc.
                                         BNY Capital Markets, Inc.
                                         Calyon Securities (USA) Inc.
                                         KeyBanc Capital Markets
                         Selling Group : N/A